SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported June 30, 2006)

NOMURA HOME EQUITY LOAN, INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of June 1, 2006, providing for the issuance of
Nomura Home Equity Loan, Inc., Home Equity Loan Trust, Series 2006-WF1, Asset-Backed Certificates)

NOMURA HOME EQUITY LOAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-132109-02	20-2748651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two World Financial Center, Building B, 21st Floor, New York, New York		10281
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (212) 667-9300.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

This Current Report on Form 8-K is being filed to amend and supplement the Current Report on Form 8-K originally dated August 7, 2006, in connection with the issuance of Nomura Home Equity Loan, Inc., Home Equity Loan Trust, Series 2006-WF1, Asset-Backed Certificates, Series 2006-WF1 (the “Certificates”), in order to amend the Pooling and Servicing Agreement, dated as of June 1, 2006, among Nomura Home Equity Loan, Inc., as depositor (the “Depositor”), Nomura Credit & Capital, Inc., as sponsor (the “Sponsor”), Wells Fargo Bank, National Association, as master servicer (the “Master Servicer”) and as securities administrator (“Securities Administrator”) and HSBC Bank USA, National Association, as trustee (the “Trustee”) (the “Pooling and Servicing Agreement”). Amendment No. 1 to the Pooling and Servicing Agreement (the “Amendment”) is annexed hereto as Exhibit 4.2.

The Amendment has been entered into to clarify the procedures in connection with the termination of the interest rate swap agreement (the "Swap Agreement"), dated as of June 30, 2006, between HSBC Bank USA, National Association, not individually, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to the Certificates (the “Counterparty”), and Bear Stearns Financial Products, Inc. (the “Swap Provider”).  The final Swap Agreement executed by the Supplemental Interest Trust Trustee and the Counterparty is annexed hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit No.	Description
4.1*
Pooling and Servicing Agreement, dated as of June 1, 2006, by and among Nomura Home Equity Loan, Inc., as Depositor, Nomura Credit & Capital, Inc., as Sponsor, Wells Fargo Bank, National Association, as Securities Administrator and Master Servicer and HSBC Bank USA, National Association, as Trustee relating to the Series 2006-WF1 Certificates.

4.2	Amendment No. 1 to the Pooling and Servicing Agreement.
99.1
Interest Rate Swap Agreement, dated June 30, 2006, between HSBC Bank USA, National Association, not individually, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to the Certificates, and Bear Stearns Financial Products, Inc.

* Incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 31, 2006
NOMURA HOME EQUITY LOAN, INC.

By:	/s/ John P. Graham
Name:	John P. Graham
Title:	Managing Director

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1*
Pooling and Servicing Agreement, dated as of June 1, 2006, by and among Nomura Home Equity Loan, Inc., as Depositor, Nomura Credit & Capital, Inc., as Sponsor, Wells Fargo Bank, National Association, as Securities Administrator and Master Servicer and HSBC Bank USA, National Association, as Trustee relating to the Series 2006-WF1 Certificates.

4.2	Amendment No. 1 to the Pooling and Servicing Agreement	7
99.1	Interest Rate Swap Agreement, dated June 30, 2006, between HSBC Bank USA, National Association, not individually, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to the Certificates, and Bear Stearns Financial Products, Inc.	15
* Incorporated herein by reference.

EXHIBIT 4.2

EXHIBIT 99.1